UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2006
Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota (State or other jurisdiction of incorporation)	1-7707 (IRS Employer Identification No.)	41-0793183 (Commission File Number)
710 Medtronic Parkway Minneapolis, Minnesota
55432
(Address of principal executive offices)
(Zip Code)
(763) 514-4000
(Registrant’s telephone number, including area code):
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 (b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
In accordance with the Medtronic, Inc. Principles of Corporate Governance requiring a director to retire at the Annual Meeting of Shareholders next following his or her 70th birthday, Mr. Antonio M. Gotto, Jr. retired from the Board of Directors of Medtronic, Inc. at the Annual Meeting of Shareholders held on August 24, 2006 after 14 years of distinguished service.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
By /s/ Terrance L. Carlson
Date: August 24, 2006	Terrance L. Carlson
Senior Vice President, General Counsel and Corporate Secretary